                              AUGMENTING AGREEMENT

     This Augmenting Agreement dated as of December 14, 2000 (the "Agreement"), among W.R. Berkley Corporation (the "Company"), Bank of America, National Association, as Administrative Agent (in such capacity, the "Agent") and Wells Fargo Bank, N.A. (the "Augmenting Bank").

     WHEREAS, the Company, certain banks and the Agent are parties to that certain Agreement dated as of December 10, 1999 (as heretofore amended, the "Credit Agreement");

     WHEREAS, pursuant to the terms of the Credit Agreement, the Commitments may be increased;

     WHEREAS, the Augmenting Bank has agreed to become a Bank, party to the Credit Agreement, pursuant to the terms of Section 2.15 of the Credit Agreement.

     NOW THEREFORE, the parties hereto agree as follows:

     1. Reference is made to the Credit Agreement. All capitalized terms used in this Agreement shall have the meanings set forth in the Credit Agreement, unless otherwise defined herein or the context otherwise required.

     2. The Augmenting Bank is hereby designated as a "Bank" under the Credit Agreement with a Commitment of $25,000,000. The Augmenting Bank agrees to be bound by the terms and conditions of the Credit Agreement.

     3. Schedule 2.1 of the Credit Agreement is hereby amended to state as set forth in Schedule 2.1 to this Agreement.

     4. This Agreement may be executed in any number of separate counterparts, each of which, when so executed, shall be deemed an original, and all of said counterparts taken together shall be deemed to constitute one in the same instrument.

     5. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE OF ILLINOIS.



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     IN WITNESS WHEREOF, The parties hereto have caused this Agreement to be duly executed by their proper and duly authorized officers as of the date and year first written above.


                                        W.R. BERKLEY CORPORATION

                                        By: /s/ Eugene Ballard
                                            ------------------------------
                                            Title: Senior Vice President


                                        WELLS FARGO BANK, N.A.

                                        By: /s/ Robert C. Meyer
                                            ------------------------------
                                            Title: Vice President


                                        BANK OF AMERICA, N.A.
                                        As Administrative Agent

                                        By: /s/ Elizabeth W.F. Bishop
                                            ------------------------------
                                            Title: Principal



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                                  SCHEDULE 2.1
                                  ------------

                                   COMMITMENTS
                                   -----------
                               AND PRO RATA SHARES
                               -------------------

                                                                        Pro Rata
       Bank                              Commitment                       Share
       ----                              ----------                       -----
Bank of America,                         $50,000,000                      66-2/3
National Association

Wells Fargo Bank, N.A.                   $25,000,000                      33-1/3

         TOTAL                           $75,000,000                     100%